Joint Filer Information

Names:

                        Deerfield Capital L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Management Company, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited

Address:
                        Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., Deerfield
                        Management Company, L.P.
                        780 Third Avenue, 37th Floor
                        New York, NY  10017

                        Deerfield Special Situations Fund International Limited c/o Bisys Management
                        Bison Court, Columbus Centre, P.O. Box 3460
                        Road Town, Tortola
                        British Virgin Islands

Designated Filer:       James E. Flynn

Issuer and Ticker Symbol: Anadys Pharmaceuticals, Inc. (ANDS)

Date of Earliest Transaction    October 18, 2008
to be Reported:

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Anadys Pharmaceuticals, Inc.

Signatures:


DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory